Sub-Item 77Q1(a): Copies of Material Amendments to the Trust’s Declaration of Trust or By-laws

Amendment No. 73 dated August 15, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 is incorporated herein by reference to Exhibit (a)(74) to Post-Effective Amendment No. 366 to the

Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on

September 12, 2013 (Accession No. 0001193125-13-365427).

Amendment No. 74 dated September 19, 2013 to the Agreement and Declaration of Trust dated January 28,

1997 is incorporated herein by reference to Exhibit (a)(75) to Post-Effective Amendment No. 368  to the

 Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on

September 26, 2013 (Accession No. 0001193125-13-379631).

Amendment No. 75 dated October 17, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 is incorporated herein by reference to Exhibit (a)(76) to Post-Effective Amendment No. 369 to the

Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on

October 25, 2013 (Accession No. 0001193125-13-411827).

Amendment No. 76 dated November 8, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 is incorporated herein by reference to Exhibit (a)(77) to Post-Effective Amendment No. 375 to the

Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on

 December 13, 2013 (Accession No. 0001193125-13-473381).

Amendment No. 77 dated December 19, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 is incorporated herein by reference to Exhibit (a)(78) to Post-Effective Amendment No. 376 to the

Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on

December 26, 2013 (Accession No. 0001193125-13-484580).

Amendment No. 78 dated February 11, 2014 to the Agreement and Declaration of Trust dated January 28,

1997  is incorporated herein by reference to Exhibit (a)(79) to Post-Effective Amendment No. 393 to the

Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on

February 21, 2014 (Accession No. 0001193125-14-062904).